Prospectus Supplement	dated April 17, 2008

PUTNAM U.S. GOVERNMENT INCOME TRUST Prospectus dated January 30, 2008

The last paragraph under “Fund summary – Main Investment Strategies – U.S. Government Bonds” is revised in its entirety to read as follows:

Under normal circumstances, we invest at least 80% of the fund’s net assets in U.S. government securities. We may invest up to 20% of the fund’s net assets in mortgage-backed or asset-backed securities of private (non-governmental) issuers and securities issued by money market funds, in each case rated AAA or its equivalent at the time of purchase by a nationally recognized securities rating agency or, if unrated, that we determine to be of comparable quality.

PUTNAM INVESTMENTS	251062 4/08